SUPPLEMENT dated July 1, 1999 to
                        PROSPECTUS dated May 1, 1999 for
                          Protective Life's Premiere II
                   issued by Protective Life Insurance Company


Protective Life Insurance Company has revised the surrender charge (contingent deferred sales charge)for the Premiere II individual flexible premium variable and fixed life insurance policy by shortening the surrender charge period and reducing the surrender charges in certain years . The following revisions to the prospectus reflect these changes.

On page 7, the third bullet point under the "CASH BENEFITS" section is replaced in its entirety by the following language:
         The Policy may be surrendered in full at any time for its Surrender Value. A declining deferred sales charge per $1,000 of Initial Face Amount is assessed on surrenders during the first 10 Policy Years.
         See "Surrender Charge (Contingent Deferred Sales Charge)" page 30.

On page 30, under the caption "Surrender Charge (Contingent Deferred Sales Charge)," the first and second paragraphs are replaced in their entirety by the following language:
                If the Policy is surrendered, or if the Initial Face Amount is reduced, through the first ten Policy Years, a surrender charge will be deducted from the Policy Value for the Initial Face Amount (or the reduction thereof). The surrender charge, which is a contingent deferred sales charge, will be deducted before any Surrender Value is paid.

                The surrender charge varies depending on Issue Age, sex and rate classification of the Insured and is set forth in your Policy. Representative surrender charges per $1,000 of Initial Face Amount for the first Policy Year for an Insured male non-smoker at each specified Issue Age are set forth below. The surrender charge decreases over the ten-year period. For a decrease in the Initial Face Amount, the charge shown is per $1,000 of decrease.

Also on Page 30, under the caption "Surrender Charge (Contingent Deferred Sales Charge)," the sentence after the Table is replaced by the following language:
                After the 10th Policy Year, there is no surrender charge for the Initial Face Amount.

       On page 31, in the "Surrender Charges" section of the table, the information under "Policy" is replaced by the following language:
                A declining deferred sales charge per $1,000 of Initial Face Amount is assessed during the first 10 Policy Years.

       The  revisions to the surrender  charge also affect the surrender  values
illustrated  on  pages  34  through  41  of  the  prospectus.   For  an  updated
Illustration of Policy Values, please consult your Registered Representative.